SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



     1801 California Street               Denver, Colorado               80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
                                                            ------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.

On December 13, 2001, Qwest Communications International Inc. ("Qwest") updated its financial guidance for 2001 and provided guidance for 2002. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 13, 2001, Qwest also hosted a conference with media, analysts, investors, and other interested persons during which it discussed its business, expected financial performance and related matters. As previously announced, the webcast of the call (live and replay) is accessible on Qwest's website.

At the conference or in this Current Report on Form 8-K Qwest announced the following (all numbers are approximate):

o It believed the updated guidance was realistic in light of, among other things, its view of the economy, the prospects for a recovery and the state of the communications sector. Its guidance was subject to certain risks and assumptions, including, among others, the foregoing and to execution risks.

o It expected margins for earnings before interest, taxes, depreciation and amortization ("EBITDA") on its "classic Qwest" business to improve to up to 10% by the end of 2002, and could increase to up to the low to mid 20% range over the next several years. Key drivers of these EBITDA margins include capacity utilization, product mix shifts and improved processes and execution.

o For 2001, it received 75% of its total revenues from its local exchange business and 25% from its "classic Qwest" business. For 2002, it did not anticipate it would have any non-recurring revenues.

o    It was freezing salary increases until April 1, 2002.

o It expected capital expenditures for 2001 to be in the range of $8.5 to $8.6 billion.

o It intended to maintain its current credit ratings and would consider taking appropriate steps, including the sale of certain assets or issuance of equity-linked securities.

o It expected to access the capital markets in 2002, it would use the proceeds to refinance or pay down debt, and it would end 2002 with total debt of just under $25 billion (before giving effect to proceeds from any asset sales, issuance of equity-linked securities or other actions).

o It expected that in 2002 working capital and other items would require a use of cash of between $1.3 and $1.4 billion. Included in this amount is $800 to $900 million in working capital and $500 million in other uses of cash, including, among other things, any possible dividends, capitalized interest, allowances for restructuring costs and potential prepaid expenses and commissions. Qwest believes it has taken a conservative view in its planned uses of cash. If any of these uses of cash do not occur, the total use of cash would be less than anticipated.

o It expected that its pension fund would be overfunded by $1 to $2 billion at the end of 2001.

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o    With respect to the status of its Section 271 approval process, it expected to make filings beginning in March 2002, and to receive approval for all states by mid-2002.

o With respect to potential consolidation in the industry, it did not expect to see large transactions before 2004, and it was of the view that horizontal mergers were more likely than vertical transactions and that Qwest would be part of a larger, global service provider.

o    As used in these materials:

     o "Reported" means as reported in the company's filings with the SEC in accordance with generally accepted accounting principles (GAAP).

     o Pro forma normalized and recurring results are not reported or GAAP results, and should not necessarily be considered alternatives to reported results in comparing different reporting companies because the adjustments made to arrive at each of these types of results will vary from company to company.

     o "Pro forma normalized" results give retroactive effect as if the merger of Qwest and U S WEST had been completed at the beginning of the period presented, and are adjusted to include interest expense on pre-merger Qwest borrowings and the amortization of intangible assets arising out of the merger and to eliminate the impact of merger-related and one-time charges, asset write-offs and impairments, a depreciation adjustment on access lines returned to service, gains/losses on the sale of investments, change in the market value of investments, the write-down of investments, elimination of in-region long-distance activity, and a tax true-up on merger-related expenses, and giving effect to certain reclassifications made to prior periods to conform to the current presentation. Pro forma normalized results are not necessarily indicative of what the actual results might have been if the merger had been effective at the beginning of the period presented.

     o "Recurring" revenue excludes revenue from optical capacity sales, IP equipment sales and other unusual items, such as contract settlements, that are non-recurring in nature in the periods presented.

Forward Looking Statements Warning
----------------------------------

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest Communications International Inc. (together with its affiliates, "Qwest", "we" or "us") with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: potential fluctuations in quarterly results; volatility of Qwest's stock price; intense competition in the markets in which we compete; changes in demand for our products and services; the duration and extent of the current economic downturn, including its effect on our customers and suppliers; adverse economic conditions in the markets served by us or by companies in which we have substantial investments; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could

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require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; rapid and significant changes in technology and markets; adverse changes in the regulatory or legislative environment affecting our business, delays in our ability to provide interLATA services within our 14-state local service area; failure to maintain rights-of-way; and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, and difficulties in combining the operations of the combined company. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit 99.1   Press Release dated December 13, 2001.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: December 14, 2001                By: /s/ YASH A. RANA
                                           --------------------
                                           Yash A. Rana
                                           Vice President

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                                  EXHIBIT INDEX


         Exhibit 99.1   Press Release dated December 13, 2001.


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